UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 21,  2008

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia		22203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 522-1315

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2008 the Board of Directors of The AES Corporation (the “Company”) adopted amendments to the Company’s By-Laws, effective as of October 21, 2008.  The principal features of the amendments are as follows:

Stockholder Nominations and Proposals of Business for a Meeting

Section 2.15 and Section 9.01 have been revised and Section 2.16 has been added to (i) clarify that the procedures set forth in the By-Laws are the exclusive means for a stockholder to submit stockholder nominations and proposals of business, other than proposals governed by Rule 14a-8 of the federal proxy rules (which provides its own procedural requirements), (ii) increase the notice period governing the submission of stockholder nominations and proposals of business to not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, (iii) expand the required disclosure regarding the stockholders making such proposals or nominations to include, among other things, all ownership interests, hedges, economic incentives (including synthetic or temporary stock ownership) and voting rights, and (iv) require a stockholder nominating an individual for election as a director to include in the notice certain biographical information about each director nominee as well as a questionnaire and representation signed and completed by each director nominee that requires the nominee to disclose any voting commitments the nominee may have with a third person and commit to comply with the Company’s corporate governance standards, if elected.

Stockholder Action by Written Consent

Section 6.05(B) has been combined with and into Section 2.17, which has been added to explicitly require that (i) stockholders, to act by written consent, must request the Board of Directors of the Company to set a record date for stockholders entitled to consent, and (ii) such request must contain all information that such stockholder would be required to provide if such stockholder had been making a nomination or proposing business to be considered at a meeting of stockholders.  The record date must be set within ten days of a request and must be no later than ten days after the Board of Directors acts.

Issuance of Uncertificated Shares

Sections 6.01, 6.03 and 6.04 have been amended to explicitly allow for the issuance and transfer of uncertificated shares of the Company’s common stock.

The preceding descriptions are qualified in their entirety by the full text of the Amended and Restated By-Laws, which are attached as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of The AES Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: October 21, 2008	/s/ Brian A. Miller
Name: Brian A. Miller
Title: General Counsel and Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of The AES Corporation